Supplement to the

Fund	Class A	Class T	Class B	Class C	Institutional Class
Fidelity Advisor® Investment Grade Bond Fund	FGBAX	FGBTX	FGBBX	FGBCX	FGBPX
Fidelity Advisor Limited Term Bond Fund (formerly Fidelity Advisor Intermediate Bond Fund)	FDIAX	FTBRX	FIBBX	FNBCX	EFIPX
Fidelity Advisor Mortgage Securities Fund	FMGAX	FMSAX	FMSBX	FOMCX	FMSCX
Fidelity Advisor Short Fixed-Income Fund	FSFAX	FASFX	FBSFX	FSFCX	FSXIX
Fidelity Advisor Total Bond Fund	FEPAX	FEPTX	FBEPX	FCEPX	FEPIX

Fidelity Advisor Investment Grade Bond Fund Class A, Class T, Class B, Class C, and Institutional Class are Classes of shares of Fidelity® Investment Grade Bond Fund and Fidelity Advisor Total Bond Fund Class A, Class T, Class B, Class C, and Institutional Class are Classes of shares of Fidelity Total Bond Fund

Funds of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust

STATEMENT OF ADDITIONAL INFORMATION

October 30, 2013

The following information supplements similar information found in the "Management Contracts"section beginning on page 48.

The following table provides information relating to other accounts managed by Mr. Prothro as of November 30, 2013:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	2	2	11
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$ 1,403	$ 1,001	$ 4,333
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor Limited Term Bond Fund ($488 (in millions) assets managed).

As of November 30, 2013, the dollar range of shares of Fidelity Advisor Limited Term Bond Fund beneficially owned by Mr. Prothro was none.

ACOM8B-13-01  December 31, 2013
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